                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                          PANHANDLE ROYALTY COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL SHAREHOLDERS MEETING
TO BE HELD FEBRUARY 28, 2003


     Notice is hereby given that the annual meeting of the shareholders of Panhandle Royalty Company (the "Company") will be held at the Hilton Oklahoma City Northwest, 2945 Northwest Expressway, Oklahoma City, Oklahoma, on February 28, 2003, at 9:00 A.M., for the following purposes:

     1.    To elect two directors and each for a term of three years;

     2. To consider and act upon any other matter as may properly come before the meeting or any adjournment or postponement thereof.

     Shareholders of record at the close of business on January 17, 2003, shall be entitled to vote at the meeting.

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE PREPAID ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.

     YOUR VOTE IS IMPORTANT.
     PLEASE VOTE!


                                    By Order of the Board of Directors





                                    /s/ Michael C. Coffman
                                    -------------------------------------
                                    Michael C. Coffman, Secretary



Oklahoma City, Oklahoma
January 23, 2003

PANHANDLE ROYALTY COMPANY
GRAND CENTRE, SUITE 210
5400 N. GRAND BOULEVARD
OKLAHOMA CITY, OK  73112-5688

JANUARY 23, 2003

PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of Panhandle Royalty Company (the "Company") for use at the annual meeting of shareholders (the "meeting") to be held Friday, February 28, 2003, and at any adjournment or postponement thereof.

     When the proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any directions noted thereon. If no direction is indicated, the persons named on the enclosed proxy will vote the proxy for the nominees for director set forth thereon. Should other matters come before the meeting, the proxy will be voted as the Board of Directors of the Company may, in its discretion, determine.

     If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it is exercised, by signing and sending to the Company a later dated proxy or a written revocation, or by attending the meeting and voting in person.

     The mailing address of the Company is Grand Centre, Suite 210, 5400 N. Grand Blvd., Oklahoma City, OK 73112. It is anticipated that the proxies and proxy statements will be mailed to shareholders on or about January 23, 2003.

     The cost of the solicitation will be borne by the Company. It is not contemplated that the solicitation will be other than by mail.

VOTING SECURITIES

     The certificate of incorporation of the Company provides for one vote for each share of class A common stock. At the meeting, each holder of class A common stock shall be entitled to cast one vote per share of stock owned. Votes may be cast by shareholders either in person or by proxy. The Company's class B common stock has no voting rights.

     All holders of class A common stock of record at the close of business on January 17, 2003, shall be eligible to vote. As of January 17, 2003, there were 2,082,190 shares of the Company's class A common stock of record, held by approximately 2,700 shareholders.

     The holders of a majority of shares of class A common stock issued and outstanding on January 17, 2003 present at the meeting, in person or represented by proxy, and entitled to vote will constitute a quorum. Shares are counted as present at the Annual Meeting if the shareholder is present in person at the meeting or is present by submitting a proxy. Shares that abstain or do not vote on the election of directors will be counted as present for establishing a quorum.

     A proxy is enclosed for your signature. Please return it immediately, dated and signed exactly as the stock appears in your name. If stock is held in joint tenancy, both joint tenants should sign the proxy card. Proxies for stock held by a corporation should be signed in the full corporate name, by the president or other authorized officer. In the event the record owner of stock is deceased, the personal representative, executor or administrator should sign the proxy and a certified copy of the letters of appointment should be attached to the proxy.



                                      (1)

     Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee) and would like to attend the Annual Meeting and vote in person, you will need to bring a proxy signed by the person in whose name your shares are registered and bring it to the Annual Meeting.

     The Company knows of no arrangement, the operation of which would result in a change in control of the Company at any future date.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information with respect to the shares of class A common stock owned of record and beneficially as of January 17, 2003 by all persons who own of record or are known by the Company to own beneficially more than 5% of the outstanding common stock, by each director, nominee for director and executive officer and by all directors and executive officers as a group.


NAME OF                                  AMOUNT OF SHARES                          PERCENT OF
BENEFICIAL OWNER                        BENEFICIALLY OWNED                            CLASS
----------------                        ------------------                         ----------
Robert Robotti                                 122,064                                 5.9%
c/o  Robotti & Company
Incorporated,
52 Vanderbilt Avenue,
New York, NY 10017

Michael A. Cawley(1)                               300                                  *

Ben D. Hare(1)                                     100                                  *

E. Chris Kauffman                                6,600                                  *

H W Peace II(1)(2)                              36,798                                 1.8%

Robert A. Reece(1)                              16,796                                  *

Jerry L. Smith(1)                               19,572                                 1.0%

H. Grant Swartzwelder(1)                           300                                  *

Michael C. Coffman(2)                           24,364                                 1.2%


Wanda C. Tucker(2)                              19,767                                 1.0%

All directors and
officers as a
group (9 persons)                              124,597                                 6.0%


* Less than 1% owned

(1) Director
(2) Executive Officer


                                      (2)

PROPOSAL NUMBER ONE:  ELECTION OF DIRECTORS

     The following persons are the present directors of the Company:

                                                POSITIONS AND OFFICES                    SERVED AS
                                                PRESENTLY HELD WITH                      DIRECTOR           PRESENT
NAME                         AGE                THE COMPANY                              SINCE              TERM ENDS
----                         ---                ---------------------                    ---------          ---------
Michael A. Cawley             55                Director                                    1991            Feb. 2004

Ben D. Hare                   55                Director                                    2002            Feb. 2004

E. Chris Kauffman             62                Director                                    1991            Feb. 2003

H W Peace II                  67                Director, Chief                             1991            Feb. 2005
                                                Executive Officer and
                                                President

Robert A. Reece               58                Director                                    1986            Feb. 2005

Jerry L. Smith                62                Director, Chairman of                       1987            Feb. 2005
                                                the Board

H. Grant Swartzwelder         39                Director                                    2002            Feb. 2003


All those named above also hold office in the Company's subsidiary, Wood Oil Company.

     There are two vacancies for three year terms beginning February 2003. Nominees for the vacancies are E. Chris Kauffman and H. Grant Swartzwelder. The Board of Directors of the Company has no reason to believe that either of the nominees will be unable to serve as director. However, if either nominee should be unable, for any reason, to accept nomination or election, it is the intention of the persons named in the enclosed proxy to vote those proxies for the election of such other person, or persons, as the Board of Directors of the Company may, in its discretion, determine.

     The election of directors requires a plurality of the votes cast for the election of directors. Accordingly, the two directorships to be filled at the Annual Meeting will be filled by the two nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.


               THE DIRECTORS RECOMMEND THAT THE SHAREHOLDERS ELECT

                   E. CHRIS KAUFFMAN AND H. GRANT SWARTZWELDER



                                      (3)

EXECUTIVE AND OTHER OFFICERS

     The following is a list of the current executive officers of the Company, all of whom hold office at the discretion of the Board of Directors. Any officer may be removed from office, with or without cause, at any time by the Board of Directors.

                                                   POSITIONS AND OFFICES
                                                   PRESENTLY HELD WITH                            OFFICER
NAME                          AGE                  THE COMPANY                                     SINCE
----                          ---                  ---------------------                          -------
Jerry L. Smith                62                   Chairman of the Board                           1997

H W Peace II                  67                   Director, Chief Executive                       1991
                                                   Officer and President

Michael C. Coffman            49                   Vice-President, Chief                           1990
                                                   Financial Officer,
                                                   Secretary and Treasurer

Wanda C. Tucker               66                   Vice-President of Land                          1990

     All those named above also hold office in the Company's subsidiary, Wood Oil Company.


INFORMATION REGARDING NOMINEES, DIRECTORS AND OFFICERS

Michael A. Cawley is an attorney and is the president and chief executive officer of the Samuel Roberts Noble Foundation, Inc. He has been employed by the Noble Foundation for the last eight years. He is also a director of Noble Drilling Corporation and Noble Affiliates, Inc.

Ben D. Hare holds bachelor's, master's and Ph.D. degrees in geology. Since 2000 he has been president of Cazador Enterprises, LLC in Houston, Texas, which is involved in management consultation in oil and gas exploration. From 1994 to 2000 he was employed by Vastar Resources, Inc., an oil and gas exploration and production company, with his last assignment being chief geologist.

E. Chris Kauffman is a vice-president of Campbell-Kauffman, Inc., an independent insurance agency in Oklahoma City. He has been involved with the Agency since it was formed in 1981. He is also chairman of the Central Oklahoma Transportation & Parking Authority Trust.

H W Peace II holds bachelors and masters degrees in geology. For thirty-eight years he has been employed as a geologist, in management or as an officer and/or director with companies in the petroleum industry. He has been employed by Union Oil Company of California, Cotton Petroleum, and Hadson Petroleum Corporation. He has been president of the Company since 1991.

Robert A. Reece is an attorney, and for more than five years, has been of counsel with the firm of Crowe & Dunlevy. He is active in the management of his family's investments. He is also a director of National Bank of Commerce.

Jerry L. Smith for the last twelve years has been the owner of Smith Capital Corporation in Dallas, Texas. A private investment firm focusing on commercial real estate and securities. Mr. Smith is also a past Treasurer and Director of the Association of Graduates of the United States Air Force Academy.

H. Grant Swartzwelder is president of Petrogrowth Advisors, Dallas Texas, an investment banking firm he founded in 1998. Prior to founding Petrogrowth Advisors, he was vice-president of Principal Financial Securities, Inc. of Dallas, Texas, a financial brokerage firm. He holds a bachelor of science degree in Petroleum Engineering and a Master in Business Administration degree.

                                      (4)

Michael C. Coffman is a certified public accountant and holds a bachelor of science degree in business administration. Since 1975, he has worked in public accounting and as a financial officer of three publicly owned companies involved in the oil and gas industry. He has been an officer of the Company since 1990.

Wanda C. Tucker has been a full-time employee of the Company since 1978 and has served in various positions with the Company, being the vice-president of land since 1990..

     None of the organizations described in the business experiences of the Company directors and officers are parents, subsidiaries, or affiliates of Panhandle Royalty Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended September 30, 2002, the Board of Directors held five meetings. At each meeting a quorum of directors were present. No director attended less than 75% of the total number of meetings held during the period.

     The Board of Directors has three committees. The compensation committee, composed of three directors, Michael A. Cawley, E. Chris Kauffman and H W Peace II, met one time during 2002. The committee reviews officer performance, and recommends compensation amounts for officers and directors. The retirement committee, composed of E. Chris Kauffman, Robert A. Reece, and Michael C. Coffman, Vice President, oversees the administration of the Company's Employee Stock Ownership Plan. This committee met once during the year. The Company has an audit committee. Information regarding the functions performed by the committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of The Audit Committee", included in this proxy statement.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the remuneration received by the Company's executive officers for services, in all capacities, to the Company and its subsidiary during the fiscal year ended September 30, 2002.

SUMMARY COMPENSATION TABLE


       NAME AND                                                          ALL
       PRINCIPAL                FISCAL                                  OTHER
       POSITION                  YEAR         SALARY       BONUS     COMPENSATION
       ---------                ------       --------     -------    ------------
       H W Peace II             2002         $155,502     $40,600    $ 25,500 (1)
       President,               2001         $138,756     $25,600    $ 24,653 (1)
       Chief Exec.              2000         $128,000     $18,100    $ 21,915 (1)
       Officer

       Michael C. Coffman       2002         $108,750     $25,600    $ 20,153 (2)
       Vice-President,          2001         $ 92,250     $15,600    $ 16,628 (2)
       Chief Financial          2000         $ 87,875     $10,600    $ 14,771 (2)
       Officer

       (1) Represents value of 1,752 shares for fiscal 2002; 1,541 shares for 2001; and 1,565 shares for 2000, of Company stock contributed to the Panhandle Employee Stock Ownership Plan (ESOP) on Mr. Peace's behalf.

       (2) Represents the value of 1,385 shares for fiscal 2002, 1,039 shares for 2001, and 1,055 shares for 2000 of Company stock contributed to the Panhandle Employee Stock Ownership Plan (ESOP) on Mr. Coffman's behalf.

                                      (5)

           The ESOP is a defined contribution plan, non-voluntary and non-contributory and serves as the retirement plan for the Company's employees. Contributions are at the discretion of the Board of Directors and, to date, all contributions have been made in shares of Company stock. Contributions are allocated to all participants in proportion to their salaries for the plan year and 100% vesting occurs after three years of service.

     Effective January 1, 2003, outside directors are paid a yearly retainer of $5,000, plus, $1,000 and travel expenses for attending each meeting of the Board of Directors and $500 for each committee meeting of the Board. Any director who must travel in excess of 50 miles to attend a meeting receives an additional $100 for each meeting. Outside directors can elect to be included in the Panhandle Royalty Company Deferred Compensation Plan For Non-Employee Directors (the "Plan"). The Plan provides that each eligible director can individually elect to receive shares of Company stock rather than cash for the yearly retainer, Board meeting fees or Board committee meeting fees. These unissued shares are credited to each directors deferred fee account at the fair market value of the shares on the date of the meeting. Upon retirement, termination or death of the director, or upon a change in control of the Company, the shares accrued under the Plan will be either issued to the director or may be converted to cash, at the directors' discretion, at the fair market value of the shares on the conversion date, as defined. All directors are participating in the Plan.

     In addition to the above, Jerry L. Smith, Chairman of the Board of Directors, who is not an employee of the Company, is entitled to receive a $100 per hour fee for time spent on Company business other than in Board or committee meetings. During fiscal 2002 and 2001, Mr. Smith elected to receive no payments under this arrangement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee of the Board of Directors has oversight over Panhandle's executive compensation program and suggests for approval by the full board the base salaries and bonuses of the Company's officers. The compensation committee is composed of Messrs. Kauffman, Cawley and Peace.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2002, the members of the compensation committee were Messrs. Kauffman, Cawley and Peace. Mr. Peace is the president and CEO of the Company. There are no other relationships reportable.

EXECUTIVE COMPENSATION: PHILOSOPHY AND PROGRAM COMPONENTS

     Panhandle's philosophy is to provide a compensation program that will attract, retain and reward the officers who contribute to the Company's success and to motivate the officers to develop and execute current and long-term business strategies and goals. The components of officer compensation are: base salary and yearly cash bonuses. Officers also participate in benefit plans available to all employees. The Company believes that a portion of the officer compensation should be variable based on performance of both the officer and the Company, thus, the yearly cash bonus is considered a performance based payment.


                                      (6)

BASE SALARY AND BONUS

     In 2002, base salaries and bonuses for officers were based upon the individuals responsibilities, experience and expected performance, taking into account, among other items, the individuals initiative, contribution to Panhandles overall performance and the handling of special projects or events during the year. Base salaries for officers are reviewed yearly and are compared to similar employees in the Company's industry. The Company has made a concerted effort in the last few years, to bring its compensation levels up to those of comparable companies.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Board of Directors awarded Mr. Peace, president and chief executive officer, a base salary of $160,000 for calendar year 2002. In addition, a performance bonus of $40,000 was awarded to Mr. Peace in December, 2001. The increase from the calendar year 2001 base salary of $142,000 and a $25,000 performance bonus was based on fiscal 2001 financial operating results. Fiscal 2001 set new Company records for total revenues, net income and oil and gas reserves. In addition, on October 1, 2001, the Company closed on the largest acquisition in Company history, the purchase of Wood Oil Company.


                                     By the Compensation Committee:
                                     E. Chris Kauffman, Chairman
                                     Michael A. Cawley
                                     HW Peace II


                                      (7)

STOCK PERFORMANCE GRAPH

           The following graph compares the performances of the Company's common stock to the Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600 Index") and to the Standard & Poor's Oil & Gas Exploration and Production Index ("S&P Oil & Gas Exploration & Production"). The graph assumes that the amount of investment was $100 on September 30, 1997 and that all dividends were reinvested.


                              [PERFORMANCE GRAPH]


                          TOTAL RETURN TO SHAREHOLDER'S
                         (DIVIDENDS REINVESTED MONTHLY)


                                                             ANNUAL RETURN PERCENTAGE
                                                                   YEARS ENDING

COMPANY / INDEX                    9/30/98          9/30/99            9/30/00         9/30/01           9/30/02
---------------------------     ------------      ------------      ------------     ------------      ------------
PANHANDLE ROYALTY CO                   -9.00            -10.12             89.74            10.68             -2.26
S&P SMALLCAP 600 INDEX                -18.67             17.54             24.17           -10.62             -1.79
S&P 500 OIL & GAS                     -30.82             11.67             31.89           -22.97             11.40
   EXPLORATION & PRODUCTION



                                                                       INDEXED RETURNS
                                            BASE                        YEARS ENDING
                                           PERIOD
COMPANY / INDEX                            9/30/97       9/30/98     9/30/99      9/30/00     9/30/01     9/30/02
---------------                            -------       -------     -------      -------     -------     -------
PANHANDLE ROYALTY CO                         100           91.00       81.80       155.20      171.77      167.89
S&P SMALLCAP 600 INDEX                       100           81.33       95.59       118.70      106.10      104.20
S&P 500 OIL & GAS                            100           69.18       77.25       101.89       78.48       87.43
   EXPLORATION & PRODUCTION


                                      (8)

REPORT OF THE AUDIT COMMITTEE

     The audit committee is composed of three independent directors. The committee and the Board of Directors, in fiscal 2000, adopted a written charter. One meeting of the committee was held during the 2002 fiscal year. The audit committee's primary responsibility is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the committee reviewed with management the audited financial statements, included in the Annual Report on Form 10-K for the year ended September 30, 2002, including a discussion of the quality, not just the acceptability, of the accounting principals, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principals, their judgements as to the quality, not just the acceptability, of the Company's accounting principals and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

     The committee discussed with the Company's independent auditors the overall scope and plan of the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2002 for filing with the Securities and Exchange Commission. The committee has retained Ernst & Young, LLP to be independent auditors for fiscal 2003.

     The committee reviewed the fees charged by Ernst & Young, LLP for: (i) performing the audit of the Company's financial statements, (ii) designing and implementing any financial information systems, and (iii) any non-audit services performed during the year. The committee did not feel the accounting services provided, relating to the Wood Oil Company acquisition, affected Ernst & Young LLP's independence.

     The Company was billed for the following services performed by Ernst & Young, LLP, during 2002:

           Audit Fees:

                Fees for the year 2002 audit and reviews of the Form 10-Q's, $96,615.

           Financial Systems Design and Implementation Fees:

                None.

           All Other Fees (Accounting services related to the Wood Oil Company acquisition):

                $26,350.

     A representative of Ernst & Young LLP is expected to be present at the meeting to respond to appropriate questions, and will have an opportunity to make a statement if so desired.

                                             By the Audit Committee
                                             Robert A. Reece - Chairman
                                             Jerry L. Smith
                                             H. Grant Swartzwelder



                                      (9)

ANNUAL FINANCIAL REPORT

     Copies of the annual report to shareholders for the fiscal year ended September 30, 2002 are being mailed simultaneously with this proxy statement.

OTHER MATTERS

     The Board of Directors of the Company is aware of no other matters which may come before the annual meeting. If any such matters should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy as the Board of Directors may, in its discretion, determine.

FUTURE PROPOSALS

     If a shareholder wishes to submit a proposal for presentation at the 2004 annual meeting of shareholders, such proposal must be received at the Company's principal office on or before November 6, 2003, if it is to be included in the Company's Proxy Statement for that meeting.

FORM 10-K

     A copy of the annual report to the Securities and Exchange Commission on Form 10-K is available, free of charge, upon request made to:

                                             Michael C. Coffman, Secretary
                                             Panhandle Royalty Company
                                             5400 N. Grand Blvd. - Suite #210
                                             Oklahoma City, OK 73112-5688


                                             By Order of the Board of Directors



                                             /s/ Michael C. Coffman
                                             ----------------------------------
                                             Michael C. Coffman, Secretary

January 23, 2003



                                      (10)

                                      PROXY
                            Panhandle Royalty Company
                 Grand Centre, Suite 210, 5400 North Grand Blvd.
                          Oklahoma City, Ok 73112-5688

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Diane M. Coleman, Dorretta K. Moore, Wanda C. Tucker, or any of them, as proxies each with full power of substitution, to represent and vote all of the shares of Class A Common Stock of Panhandle Royalty Company held of record by the undersigned on January 17, 2003, at the annual meeting of stockholders to be held on February 28, 2003, or any adjournment or postponement thereof. Should other matters properly come before the meeting, the proxies are further authorized to vote thereon, in their discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING ITEM:

1. ELECTION OF DIRECTORS  (Two vacancies, each for a 3-year term)

   E. Chris Kauffman          [ ] FOR        [ ] WITHHOLD AUTHORITY TO VOTE FOR
   H. Grant Swartzwelder      [ ] FOR        [ ] WITHHOLD AUTHORITY TO VOTE FOR


                         ( Please sign on reverse side )

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW


                                            DATED:                       , 2003
                                                   ----------------------

                                            -----------------------------------
                                            SIGNATURE

                                            -----------------------------------
                                            SIGNATURE, IF HELD JOINTLY

WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.